UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 22, 2006
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                              SENSE HOLDINGS, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Florida                    333-87293               82-0326560
  ----------------------------        ------------         -------------------
  (State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation)             File Number)         Identification No.)


                 4503 N.W. 103rd Avenue, Sunrise, Florida 33351
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, Including Area Code (954) 726-1422
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

         On November 22, 2006, the Company entered into a Consulting and Management Agreement with China Direct Investments, Inc. Under the terms of the agreement, the consultant has agreed to provide general business consulting, identification, evaluation and structure of potential mergers and acquisitions, advice on corporate structure and financial structuring transaction, advice on potential sources of investment capital and assistance in connection with administrative matters pertaining to the Peoples Republic of China. As compensation for its services, CDI was issued 5,000,000 shares of common stock of the Company and may receive discretionary award fees as determined by the Company. The issuance was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of that Act.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (d)  Exhibits

            99.1  Consulting and Management Agreement dated November 22, 2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SENSE HOLDINGS, INC.



Date:  November 27, 2006                By: /s/ Dore Perler
                                            ---------------
                                            Dore Perler, President


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